UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Ebix, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

EBIX, INC. ANNUAL MEETING TO BE HELD ON 11/13/12 AT 11:00 A.N. EST
FOR HOLDERS AS OF 09/27/12 w ISSUER CONFIRMATION COPY - INFO ONLY

2 1-0001 THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

278715206

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 11/13112 FOR EBIX, INC.
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM **E**

2 -I -S

DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF TIE FOLLOWING NOMINEES 0010100

1. - 01-HANS U. BENZ,02-PAVAN BHALLA,13-NEIL O. ECKERT,04-ROLF HERTER, 05-HANS DELI KELLER,16-ROBIM RAIHA

FOR ALL NOMINEES

WITHHOLD ALL NOMINEES

WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW

USE NUMBER ONLY ______________________

2. - TO RATIFY THE APPOINTMENT OF CHERRY BEKAERT ------------ >>> a HOLLAND, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2012.

FOR 0010200 -->>> 2. FOR AGN ASS ☐ ☐ ☐

X

2

3.*- TO PROVIDE AN ADVISORY VOTE TO APPROVE THE 2011 ----------->>> COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

FOR 0029440 -->>> 3. FOR AGN ABS ☐ ☐ ☐

278715206

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE TIE MEETING OR ANY ADJOURNMENT THEREOF.

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.

-->>> FOR ☐

EBIX, INC.
FIVE CONCOURSE PARKWAY
SUITE 3200
ATLANTA, GA 30328
ATTN: ROBERT F. KERRIS, CFO

24857355.1